UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 14, 2004

                         PACKAGING DYNAMICS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                Delaware               000-49741           32-0009217
      (State or Other Jurisdiction    (Commission        (IRS Employer
          of Incorporation)           File Number)     Identification No.)

        3900 West 43rd Street, Chicago, Illinois         60632
        (Address of Principal Executive Offices)       (Zip Code)

                                 (773) 843-4000
              (Registrant's telephone number, including area code)

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events.

         On September 14, 2004, Packaging Dynamics Corporation issued a press release announcing that it had completed the previously announced acquisition of all of the issued and outstanding shares of the parent company of Papercon, Inc. pursuant to the acquisition agreement between the parties dated August 6, 2004. A copy of the press release is attached hereto as Exhibit 99.

Item 9.01  Financial Statements and Exhibits.

(c)      Exhibits

         Exhibit No.        Exhibit Description
         -----------        --------------------
         99                 Press Release of Packaging Dynamics Corporation,
                            dated September 14, 2004

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                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PACKAGING DYNAMICS CORPORATION


Dated: September 14, 2004           By:  /s/ Patrick T. Chambliss
                                         ----------------------------
                                         Patrick T. Chambliss
                                         Vice President and Chief Financial
                                         Officer

                                 EXHIBIT INDEX

Exhibit No.       Description

99 Press Release of Packaging Dynamics Corporation, dated September 14, 2004